UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2026

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ENS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.
On July 23, 2026, as part of a strategic review, EnerSys revised the scope of its previously announced planned lithium-ion cell manufacturing facility in Greenville, South Carolina. EnerSys now expects the planned facility to have an initial capacity of up to 1 gigawatt-hour, as compared to approximately 4 to 5 gigawatt-hours as originally planned, and a materially smaller physical footprint, with such changes made to better align on the aerospace and defense markets as well as specialized industrial applications where a secure supply chain is essential.
Additionally, EnerSys has been awarded a revised grant from the U.S. Department of Energy (“DOE”) of approximately $150 million, subject to final documentation and other customary conditions as well as up to $200 million of state and local incentives. EnerSys currently estimates the total net investment for the planned facility to be approximately $500 million. Under the updated plan, EnerSys expects the facility to have initial production capacity of approximately 1 gigawatt‑hour, purpose‑built to meet the specialized requirements of defense applications. EnerSys intends to use federal, state, and local funding, and operating cash flow to support the capital requirements of the factory. EnerSys’ Board of Directors has formally approved the investment and development plan.
EnerSys currently anticipates beginning construction in the first half of fiscal year 2028, subject to customary approvals and conditions, including, but not limited to, agreement on a revised award from the DOE, with full production expected approximately three years following the commencement of construction.
A press release regarding the planned facility is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
EnerSys previously issued a press release on June 14, 2023 announcing that it had entered into a non-binding memorandum of understanding with Verkor SAS, to explore the development of a lithium battery gigafactory in the United States. EnerSys intends to transition away from its technology relationship with Verkor and does not expect Verkor to serve as the project’s technology partner going forward.
The information in the preceding paragraph shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.
The information in Items 7.01 and 8.01, and oral statements made regarding the subjects of Items 7.01 and 8.01, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding EnerSys’ earnings estimates, intention to pay quarterly cash dividends, return capital to stockholders, receipt of funds from the DOE award and the ability to satisfy the conditions contained in the final documentation thereof, the expected amount of the total investment for the planned facility, the ultimate approval of a revised investment plan, construction and production estimates regarding the planned facility, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing operating performance, events, or developments that EnerSys expects or anticipates will occur in the future, including statements relating to sales growth, earnings or earnings per share growth, anticipated cost savings, charges and costs, order intake, backlog, payment of future cash dividends, commodity prices, execution of its stock buyback program, judicial or regulatory proceedings, and market share, as well as statements expressing optimism or pessimism about future operating results or benefits from its cash dividend, its stock buyback programs, adverse developments with respect to the economic conditions in the U.S. in the markets in which we operate and other uncertainties, including the impact of supply chain disruptions, interest rate changes, tariffs, inflationary pressures, geopolitical and other developments and labor shortages on the economic recovery and our business are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management’s current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this current report are made as of the date hereof, even if subsequently made available by EnerSys on its website or otherwise. EnerSys does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this Current Report on Form 8-K.
Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect EnerSys’ results, including earnings estimates, see EnerSys’ filings with the Securities and Exchange Commission, including “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” and “Forward-Looking Statements,” set forth in EnerSys’ Annual Report on Form 10-K for the fiscal year ended March 31, 2026. No undue reliance should be placed on any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
	99.1	Press Release, dated July 23, 2026, of EnerSys regarding planned lithium-ion cell manufacturing facility in Greenville, South Carolina.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: July 23, 2026	By:	/s/ Andrea J. Funk
Andrea J. Funk
Chief Financial Officer